UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Superior Industries International, Inc. (“Superior”), the Board of Directors of Superior (the “Board”) appointed Timothy C. McQuay as Chairman of the Board following the retirement of Margaret S. Dano, which was effective upon the Annual Meeting as previously disclosed.

In connection with Ms. Dano’s retirement from the Board and following the results of the Annual Meeting as disclosed in this Form 8-K, the Board voted and approved the Board committee membership as follows:

Audit Committee

Ellen B. Richstone, Chair

Michael R. Bruynesteyn

Jack A. Hockema

Paul J. Humphries

Compensation and Benefits Committee

James S. McElya, Chair

Paul J. Humphries

Francisco S. Uranga

Nominating and Corporate Governance Committee

Jack A. Hockema, Chair

Michael R. Bruynesteyn

James S. McElya

Ellen B. Richstone

Francisco S. Uranga

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2017, Superior held its Annual Meeting. Set forth below are the final voting totals as provided by Broadridge Financial Solutions, Inc., the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Michael R. Bruynesteyn	16,689,889	4,511,143	1,948,969
Jack A. Hockema	16,658,245	4,542,787	1,948,969
Paul J. Humphries	16,689,995	4,511,037	1,948,969
James S. McElya	17,148,134	4,052,898	1,948,969
Timothy C. McQuay	16,644,719	4,556,313	1,948,969
Ellen B. Richstone	16,683,806	4,517,226	1,948,969
Donald J. Stebbins	19,227,867	1,973,165	1,948,969
Francisco S. Uranga	19,225,727	1,975,305	1,948,969

Proposal Two: Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
18,901,136	1,908,466	391,430	1,948,969

Proposal Three: Advisory Selection of the Frequency of the Advisory Vote on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
16,055,208	9,391	4,752,916	383,517	1,948,969

Proposal Four: Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain
19,993,849	2,749,123	407,029

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: April 26, 2017	/s/ Kerry A. Shiba
Kerry A. Shiba
Executive Vice President and Chief Financial Officer